ACCOUNTS RECEIVABLE AND OTHER	6 Months Ended
Jun. 30, 2015
ACCOUNTS RECEIVABLE AND OTHER
ACCOUNTS RECEIVABLE AND OTHER

5.ACCOUNTS RECEIVABLE AND OTHER

Pursuant to a Receivables Purchase Agreement (the Receivables Agreement) executed in 2013, certain trade and accrued receivables (the Receivables) have been sold by certain Enbridge Energy Partners, L.P. (EEP) subsidiaries to an Enbridge wholly-owned special purpose entity (SPE). The Receivables owned by the SPE are not available to Enbridge except through its 100% ownership in such SPE. The Receivables Agreement provides for purchases to occur on a monthly basis through to December 2016, provided accumulated purchases net of collections do not exceed US$450 million at any one point. The value of trade and accrued receivables outstanding owned by the SPE totalled US$341 million ($425 million) and US$378 million ($439 million) as at June 30, 2015 and December 31, 2014, respectively.